Exhibit 99.1

Escalade, Inc. Appoints Armin Boehm as Chief Executive Officer and President

EVANSVILLE, Ind., Feb. 6, 2025 /PRNewswire/ --  Escalade, Inc. (NASDAQ: ESCA) announced today the appointment of Armin Boehm as Chief Executive Officer and President following an extensive search process as part of a planned succession. Boehm will succeed Walter P. Glazer, Jr., who in August 2024 announced his plans to retire as CEO and President. Boehm will begin as Escalade CEO and President on April 1, 2025.

Regarding Mr. Boehm’s appointment, Mr. Glazer said “Armin is a visionary leader with a deep understanding of the sporting goods industry. His extensive global experience, combined with his collaborative and dynamic approach, makes him the ideal CEO to guide Escalade into its next chapter of growth and innovation,” said Glazer. “His strategic mindset, respect for our company’s heritage, and passion for delivering exceptional consumer experiences position him well for success. I look forward to supporting Armin as he takes on this new leadership role while I continue to serve our shareholders as Chairman of the Board of Directors.”

Boehm shared his enthusiasm about joining Escalade and leading the company’s continued evolution. “I am honored to lead Escalade, a company with a remarkable century-long history and a portfolio of beloved brands. As we look ahead, we will build upon our strong foundation, embrace innovation, and enhance our consumer-centric approach to create products that bring people together,” said Boehm. “I look forward to working with the exceptional teams at Escalade to drive sustainable growth and superior total shareholder returns while shaping the future of the sporting goods industry.”

Ned Williams, Lead Independent Director, praised Glazer's leadership, saying, “On behalf of everyone at Escalade, I want to express our deepest gratitude for Walt’s leadership and unwavering dedication as President and CEO. Walt's commitment and outstanding leadership guided Escalade through a critical period and set us up for further success in the years ahead. We are extremely grateful for Walt's contributions and look forward to building upon those with Armin as our next President and CEO."

Boehm brings over three decades of leadership experience across premier global brands and three continents. Most recently, he served as Chief Commercial Officer and a member of the Global Leadership Team at Gibson Inc. in Nashville, Tennessee, where he played a pivotal role in driving growth for the company’s renowned musical instrument and sound solutions portfolio, including Gibson, Epiphone, and Kramer. Prior to Gibson, Boehm held key leadership roles in the sporting goods industry. At Amer Sports, he led commercial and marketing operations across the Americas for brands such as Salomon, Arc’teryx, Atomic, Suunto, and Wilson. While based in Hong Kong and Shanghai for Puma, he drove sales, merchandising, and product creation while spearheading direct-to-consumer growth and establishing Puma China. Before his tenure in Asia, Boehm successfully led global product management and merchandising across the apparel division at Puma’s international headquarters in Germany during a period of dramatic growth. He also previously led innovation initiatives at Levi Strauss and began his career as an R&D and product innovation manager at Adidas’ international headquarters in Herzogenaurach, Germany.

Boehm holds a Master’s Degree in Business Administration from FH Ludwigshafen, Germany, and a Diploma in Engineering from FH Coburg, Germany. Outside of work, he enjoys traveling, music, and spending time in the great outdoors with his wife and two children.

ABOUT ESCALADE

Founded in 1922, and headquartered in Evansville, Indiana, Escalade designs, manufactures, and sells sporting goods, fitness, and indoor/outdoor recreation equipment. Our mission is to connect family and friends creating lasting memories. Leaders in our respective categories, Escalade's brands include Brunswick Billiards®; STIGA® table tennis; Accudart®; RAVE Sports® water recreation; Onix® pickleball; Goalrilla™ basketball; Lifeline® fitness; Woodplay® playsets; and Bear® Archery. Escalade's products are available online and at leading retailers nationwide. For more information about Escalade's many brands, history, financials, and governance please visit www.escaladeinc.com.

INVESTOR RELATIONS CONTACT

Patrick Griffin
Vice President - Corporate Development & Investor Relations
812-467-1358

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements relating to present or future trends or factors that are subject to risks and uncertainties. These risks include, but are not limited to: Escalade's ability to achieve its business objectives; Escalade's ability to successfully achieve the anticipated results of strategic transactions, including the integration of the operations of acquired assets and businesses and of divestitures or discontinuances of certain operations, assets, brands, and products; the continuation and development of key customer, supplier, licensing and other business relationships; Escalade's ability to develop and implement our own direct to consumer e-commerce distribution channel; the impact of competitive products and pricing; product demand and market acceptance; new product development; Escalade's ability to successfully negotiate the shifting retail environment and changes in consumer buying habits; the financial health of our customers; disruptions or delays in our business operations, including without limitation disruptions or delays in our supply chain, arising from political unrest, war, terrorism, labor strikes, natural disasters, public health crises such as the coronavirus pandemic, and other events and circumstances beyond our control; the impact of management's conclusion, in consultation with the Audit Committee, that material weaknesses existed in the Company's internal control procedures over financial reporting; the evaluation and implementation of remediation efforts designed and implemented to enhance the Company's control environment, which remediation efforts are ongoing; the potential identification of one or more additional material weaknesses in the Company's internal control of which the Company is not currently aware or that have not yet been detected; the Company's inability or failure to fully remediate material weaknesses in our internal control procedures over financial reporting or any other material weaknesses in the future could result in material misstatements in our financial statements; Escalade's ability to control costs, including managing inventory levels; Escalade's ability to successfully implement actions to lessen the potential impacts of tariffs and other trade restrictions applicable to our products and raw materials, including impacts on the costs of producing our goods, importing products and materials into our markets for sale, and on the pricing of our products; general economic conditions, including inflationary pressures; fluctuation in operating results; changes in foreign currency exchange rates; changes in the securities markets; continued listing of the Company's common stock on the NASDAQ Global Market; the Company's inclusion or exclusion from certain market indices; Escalade's ability to obtain financing, to maintain compliance with the terms of such financing and to manage debt levels; the availability, integration and effective operation of information systems and other technology, and the potential interruption of such systems or technology; the potential impact of actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; risks related to data security or privacy breaches; the potential impact of regulatory claims, proceedings or investigations involving our products; potential residual impacts of the COVID-19 global pandemic on Escalade's financial condition and results of operations; and other risks detailed from time to time in Escalade's filings with the Securities and Exchange Commission. Escalade's future financial performance could differ materially from the expectations of management contained herein. Escalade undertakes no obligation to release revisions to these forward-looking statements after the date of this report.